UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2016

AIR METHODS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2016, Air Methods Corporation (the “Company”) entered into an amendment to its employment agreement with Michael D. Allen (the “Allen Employment Agreement Amendment”).  On July 8, 2016, the Company entered into amendments to its existing employment agreements with each of Peter P. Csapo, David D. Doerr, Crystal L. Gordon and Sharon J. Keck (together with the Allen Employment Agreement Amendment, the “Employment Agreement Amendments”).  Under each existing employment agreement, the employee’s term of employment automatically renewed for subsequent one year terms unless either the Company or the employee provided ninety days’ advance written notice to the other party that such party did not wish to renew the existing agreement, and upon termination following expiration of the term the employee was entitled to limited or no severance benefits.  As amended by the Employment Agreement Amendments, the employment agreements provide that upon expiration of the applicable initial term, each employee’s employment automatically renews for subsequent one year terms until such employee’s employment with the Company is terminated in accordance with the employment agreement, thus entitling the employee to the severance benefits set forth in the employment agreement.

The foregoing does not constitute a complete summary of the terms of the Employment Agreement Amendments, and reference is made to the complete text of the Employment Agreement Amendments, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 and incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
10.1	Second Amendment to Amended and Restated Employment Agreement between the Company and Michael D. Allen, dated July 2, 2016.
10.2	First Amendment to Amended and Restated Employment Agreement between the Company and Peter P. Csapo, dated July 8, 2016.
10.3	First Amendment to Amended and Restated Employment Agreement between the Company and David M. Doerr, dated July 8, 2016.
10.4	First Amendment to Amended and Restated Employment Agreement between the Company and Crystal L. Gordon, dated July 8, 2016.
10.5	First Amendment to Amended and Restated Employment Agreement between the Company and Sharon J. Keck, dated July 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: July 8, 2016	By:	/s/ Crystal L. Gordon
Crystal L. Gordon
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Amended and Restated Employment Agreement between the Company and Michael D. Allen, dated July 2, 2016.
10.2	First Amendment to Amended and Restated Employment Agreement between the Company and Peter P. Csapo, dated July 8, 2016.
10.3	First Amendment to Amended and Restated Employment Agreement between the Company and David M. Doerr, dated July 8, 2016.
10.4	First Amendment to Amended and Restated Employment Agreement between the Company and Crystal L. Gordon, dated July 8, 2016.
10.5	First Amendment to Amended and Restated Employment Agreement between the Company and Sharon J. Keck, dated July 8, 2016.